SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                 Date of Report
                                October 16, 1997





                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)




             1-5426                        61-0505332
    (Commission File Number)    (IRS Employer Identification No.)

4360 Brownsboro Road, Suite 300, Louisville, Kentucky                   40207
     (Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                  502/893-4600




ITEM 5.  Other Events.

     On October 16, 1997, the registrant issued a press release announcing a three-for-two stock split on all shares of its common stock and declaring a cash dividend of 7-1/2 cents per share.


ITEM 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description

       99.1              Press release dated October 16, 1997
                         issued by the registrant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THOMAS INDUSTRIES INC.
                                        (Registrant)


                                   By: /s/ Phillip J. Stuecker
                                        Phillip J. Stuecker, Vice President of
                                        Finance, Chief Financial Officer, and
                                        Secretary

Dated:  October 16, 1997